Commitments and Contingencies	6 Months Ended
Mar. 31, 2026
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
15.	COMMITMENTS AND CONTINGENCIES

Contingencies

During the year ended September 30, 2025, Huaming Insurance Agency Co., Ltd. and its Tianjin Second Branch (collectively, “Huaming”), subsidiaries of the Company, were named as defendants in a civil lawsuit filed by China United Life Insurance Company Limited, Tianjin Branch, in connection with certain alleged breaches of an insurance agency agreement.

On January 30, 2026, the plaintiff voluntarily withdrew the lawsuit, and the court accepted the withdrawal. Accordingly, the litigation has been concluded and no liability was incurred by the Company in connection with this matter.

As of March 31, 2026, there were no material pending legal proceedings involving the Company or its subsidiaries that management believes would have a material adverse effect on the Company’s consolidated financial position, results of operations, or cash flows.

The Company is subject to periodic legal or administrative proceedings in the ordinary course of business. As of March 31, 2026, the Company does not believe that any currently pending legal or administrative proceeding to which the Company is a party will have a material effect on its business or financial condition.